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                                                                    Exhibit 10.1

                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of the 21st of January, 1999 and effective as of the Effective Date (as defined herein), is made and entered into by and between The Corporate Executive Board Company (hereinafter "the Company") and James J. McGonigle (hereinafter the "Executive").


     WHEREAS, the Company employs the Executive, among other things, as its Chief Executive Officer; and

     WHEREAS, the Executive and the Company desire to memorialize the terms and conditions of the Executive's employment with the Company in a written binding contract.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:


     1.  Employment
         ----------

         The Company hereby agrees to employ the Executive on the terms and conditions stated herein, to perform and discharge such services and duties as are reasonably required of the Chief Executive Officer, and such other substantially similar services and duties as he may be assigned from time to time by the Company's Board of Directors (the "Board") and such other persons as they may designate. The Executive agrees to accept such employment with the Company as of the Effective Date on the terms and conditions stated herein, and to devote his full and best efforts, energies and abilities to the Company on a full-time basis, provided, however, that the Executive may serve as a director of any company that is not directly or indirectly in competition with the Company, as long as such service as a director does not interfere with his duties and obligations to the Company.


     2.  Term; Effective Date
         --------------------

         The term of this Agreement shall commence as of an Initial Public Offering of any shares of capital stock of the Company (the "Effective Date") and shall continue until this Agreement is terminated pursuant to Section 8 below. The Executive may be terminated by the Company at will at anytime. However, a termination of the Executive shall be governed by the provisions of
Section 8 below. Until the Effective Date, the provisions of the Employment Agreement, dated October 30, 1997, between the Company and the Executive (the "Original Employment Agreement") shall continue in full force and effect in accordance with its terms and conditions. In the event the Executive ceases to be employed by the Company prior to the Effective Date, this Agreement shall become null and void and of no further force and effect. For purposes of this Agreement, the term "Initial Public Offering" shall mean the effectiveness of a registration statement under the Securities Act of 1933, as amended, covering any of the capital stock of the Company and the completion of a sale of such stock thereunder, if as a result of such
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sale (i) the Company becomes a reporting company under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the NASDAQ Market.


     3.  Compensation
         ------------

         As compensation for services rendered by the Executive during his employment under this Agreement, the Company shall, commencing with the Effective Date, pay him a base salary at the rate of Four Hundred Forty Thousand Dollars ($440,000.00) per annum, payable in installments in accordance with the Company's policy governing salary payments to executive employees generally.
The Board will review the Executive's salary periodically and may, in its sole discretion, grant increases to the Executive's salary rate.


     4.  Benefits
         --------

         The Company shall provide the Executive with all of the standard benefits it provides to other executive employees who are similarly situated, as such benefits may be modified from time to time, including without limitation vacation, holidays, sick leave, group health insurance, short term and long term disability insurance, life insurance and participation in the 401(k) plan. Notwithstanding the foregoing, the Company agrees to maintain for the benefit of the Executive short term and long term disability insurance with coverage amounts at least equal to such coverage amounts maintained by the Company with respect to the Executive on the Effective Date. In addition, the Company agrees, subject to the Board's approval, to reimburse the Executive for membership fees and other reasonable expenses incurred with respect to the Executive's participation in community and business-related organizations.


     5.  Expenses
         --------

         The Company shall reimburse the Executive for all reasonable and necessary business expenses incurred by him in the performance of his duties hereunder, in accordance with its policies, and provided they are vouchered in a form satisfactory to the Internal Revenue Service and consistent with company policy for the deduction of such expenses.


     6.  Compliance With Other Agreements
         --------------------------------

         The Executive represents and warrants that his performance hereunder shall not conflict with any other agreements to which he is a party. He further represents and warrants that he will not use in his performance hereunder any information, material or documents of a former employer which are trade secrets or are otherwise confidential or proprietary to said employer, unless he has first obtained written authorization from such former employer for their possession or use. The Executive agrees not to enter into any agreement, either written or oral, which may conflict with this Agreement, and he authorizes the Company to make known the terms of this Agreement to any person or entity.

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     7.   Exclusive Services, Confidential Information, Business Opportunities,
          ---------------------------------------------------------------------
          Non-Competition, Non-Solicitation and Work Product
          --------------------------------------------------

          On or prior to the Effective Date, the Executive and the Company shall execute the Agreement Concerning Exclusive Services, Confidential Information, Business Opportunities, Non-Competition, Non-Solicitation and Work Product, as amended and restated (the "Non-Competition Agreement"), which is hereby incorporated herein in its entirety by this reference.


     8.  Termination
         -----------

         If, for any reason, the Executive's employment by the Company is terminated, the Executive immediately shall resign his position as a director of the Company. The termination of the Executive's employment by the Company shall be governed by the following:

          (a)  By the Company
               --------------

               (i)  Termination for Cause
                    ---------------------

          The Company may terminate the employment of the Executive for Cause at any time upon three (3) months notice to the Executive. For purposes of this Agreement, "Cause" for termination shall mean the commission of a material act of fraud, theft or dishonesty against the Company; conviction for any felony; or willful non-performance of material duties which is not cured within sixty (60) days after receipt of written notice to the Executive from the Board of Directors. In the event of a termination pursuant to this Section 8(a)(i), the Company may at any time prior to the expiration of the notice period provided in the immediately preceding sentence relieve the Executive of his duties and pay him his salary for the remainder of such notice period. In the event of termination pursuant to this Section 8(a)(i), the Executive shall not be entitled to any further compensation or benefits from the Company except such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement, the Stock Option Agreement, as amended (the "Stock Option Agreement"), between the Company and the Executive or the Non-Compete Agreement.


               (ii)  Termination Without Cause
                     -------------------------

          The Company, in its sole discretion, may terminate the employment of the Executive at any time without "Cause" as defined by Section 8(a)(i) or without any other cause whatsoever. For purposes of this Section 8(a)(ii), a termination without cause shall not include a death or disability (as defined in Section 8(a)(iii) below) or a termination by the Executive (as defined in
Section 8(b) below), but a termination without cause shall include a significant diminution of the Executive's employment duties or compensation, removal as Chief Executive Officer of the Company or a material breach of this Agreement by the Company. In addition, following the Initial Public Offering, if, as a result of one or more related transactions, the majority of the capital stock of the Company or substantially all of its assets are purchased by, or the Company is merged with, another company, entity or person, the Executive shall be deemed to have been terminated without Cause, if, after such transactions,

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there is a material reduction in the Executive's responsibility for, and authority over, the same internal functions of the Company's business as he had prior to such transactions, a reduction in the base salary of the Executive or the Executive is required to relocate his place of employment to a location that is more than thirty-five (35) miles from the location of the Company's headquarters at the time of such transactions. In the event of termination pursuant to this Section 8(a)(ii), (A) (I) Company shall pay the Executive an amount equal to 125% of one year's base salary of the Executive at the time of such termination and (II) all of the options granted to the Executive shall vest and immediately become exercisable and such options shall expire ninety (90) days after such termination without Cause and (B) the Executive shall not be entitled to any further compensation or benefits from the Company except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement, the Stock Option Agreement or the Non-Competition Agreement.

          (b)  Death or Disability
               -------------------

          The Executive's employment shall be terminated in the event of his death or disability. The term "disability" shall mean a serious and permanent medical incapacity or disability that precludes the Executive from performing professional work. The Company, at its option and expense, shall be entitled to retain a physician reasonably acceptable to the Executive to confirm the existence of such incapacity or disability. In the event of termination under this Section 8(b), neither the Executive nor his estate shall be entitled to any compensation or benefits from the Company except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or which are provided pursuant to the express terms of the Stock Option Agreement.

          (c)  By the Executive
               ----------------

          The Executive may voluntarily terminate his employment at any time upon three (3) months' written notice to the Company. A voluntary termination by the Executive shall not include a date on which the Executive ceases to be employed by the Company due to death or disability (as defined in Section 8(b) above). In the event of such voluntary termination by the Executive, the Company may at any time prior to the expiration of the notice period relieve him of his duties and pay him his salary in lieu of notice for the remainder of said notice period. In the event of termination pursuant to this Section 8(c), the Executive shall not be entitled to any compensation or benefits from the Company except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or which are provided pursuant to the express terms of the Stock Option Agreement.

     9.  Arbitration
         -----------

         The parties shall endeavor to settle all disputes by amicable negotiations. Any claim, dispute, disagreement or controversy that arises among the parties relating to this Employment Agreement (excluding enforcement by the Company of its rights under the Non-Competition Agreement) that is not amicably settled shall be resolved by arbitration, as follows:


          (a) Any such arbitration shall be heard in the District of Columbia, before a

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panel consisting of one (1) to three (3) arbitrators, each of whom shall be impartial. Except as the parties may otherwise agree, all arbitrators shall be appointed in the first instance by the appropriate official in the District of Columbia office of the American Arbitration Association or, in the event of his or her unavailability by reason of disqualification or otherwise, by the appropriate official in the New York City office of the American Arbitration Association. In determining the number and appropriate background of the arbitrators, the appointing authority shall give due consideration to the issues to be resolved, but his or her decision as to the number of arbitrators and their identity shall be final. Except as otherwise provided in this Section 9, all of the arbitration proceedings shall be conducted in accordance with the rules of the arbitrators.

          (b) An arbitration may be commenced by any party to this Agreement by the service of a written request for arbitration upon the other affected parties. Such request for arbitration shall summarize the controversy or claim to be arbitrated, and shall be referred by the complaining party to the appointing authority for appointment of arbitrators ten (10) days following such service or thereafter. If the panel of arbitrators is not appointed by the appointing authority within thirty (30) days following such reference, any party may apply to any court within the District of Columbia for an order appointing arbitrators qualified as set forth below.

          (c) All attorneys' fees and costs of the arbitration shall in the first instance be borne by the respective party incurring such costs and fees, but the arbitrators shall have the discretion to award costs and/or attorneys' fees as they deem appropriate under the circumstances. The parties hereby expressly waive punitive damages, and under no circumstances shall an award contain any amount that in any way reflects punitive damages.

          (d) Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          (e) It is intended that controversies or claims submitted to arbitration under this Section 8 shall remain confidential, and to that end it is agreed by the parties that neither the facts disclosed in the arbitration, the issues arbitrated, nor the views or opinions of any persons concerning them, shall be disclosed to third persons at any time, except to the extent necessary to enforce an award or judgment or as required by law or in response to legal process or in connection with such arbitration.


     10.  Non-Waiver
          ----------

          It is understood and agreed that one party's failure at any time to require the performance by the other party of any of the terms, provisions, covenants or conditions hereof shall in no way affect the first party's right thereafter to enforce the same, nor shall the waiver by either party of the breach of any term, provision, covenant or condition hereof be taken or held to be a waiver of any succeeding breach.


     11.  Severability
          ------------

          In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid or unenforceable

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by a court of competent jurisdiction or any arbitrator, such provision shall be deleted from this Agreement and this Agreement shall be construed to give full effect to the remaining provisions thereof.


     12.  Governing Law
          -------------

          This Agreement shall be interpreted, construed and governed according to the laws of the District of Columbia, without regard to the principle of conflicts of laws thereof.


     13.  Headings and Captions
          ---------------------

          The paragraph headings and captions contained in this Agreement are for convenience only and shall not be construed to define, limit or affect the scope or meaning of the provisions hereof.


     14.  Survival
          --------

          The provisions of the Non-Competition Agreement and the Stock Option Agreement (and any agreements incorporated therein by reference) shall survive the termination and/or expiration of this Agreement.


     15.  Entire Agreement
          ----------------

          This Agreement, including the agreements expressly incorporated by reference herein pursuant to Sections 7 and 8(a)(i) above (and any agreements incorporated therein by reference), contains and represents the entire agreement of the parties and supersedes all prior agreements, representations or understandings, oral or written, express or implied with respect to the subject matter hereof. This Agreement may not be modified or amended in any way unless in a writing signed by both the Executive and the Company.


     16.  Assignability
          -------------

          Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, successors and assigns.


     17.  Notices
          -------

          All notices required or permitted hereunder shall be in writing and shall be deemed properly given if delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or sent by telegram, telex, telecopy or similar form of telecommunication, and shall be deemed to have been given when received. Any such notice or communication shall be addressed: (a) if to the Company, to Chairman of the Board, The Corporate Executive Board Company, The Watergate, 600 New Hampshire Avenue, N.W., Washington, D.C. 20037; or (b) if to the Executive, to his last known home address on file with the Company; or to such other address as the parties shall have furnished to one another in writing.

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     18.  Counterparts
          ------------

          This Agreement may be executed in two or more counterparts all of which shall have the same force and effect as if all parties hereto had executed a single copy of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, to be effective as of the Effective Date.


                                       THE CORPORATE EXECUTIVE BOARD COMPANY


/s/ James J. McGonigle                 By:  /s/ Harold L. Siebert
----------------------------               -----------------------------
James J. McGonigle                     Name:    Harold L. Siebert
                                       Title:   Chairman

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